UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2017

Forward Industries, Inc.

(Exact name of registrant as specified in its charter)

New York	001-34780	13-1950672
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

477 S. Rosemary Ave.  Ste. 219

West Palm Beach, Florida 33401

  (Address of Principal Executive Office) (Zip Code)

(561) 465-0030

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

                On February 9, 2017, Forward Industries, Inc. held its 2017 annual shareholders’ meeting and the results of each of the proposals are listed below.

Proposal	For	Against	Withheld	Abstain	Broker Non-Vote
(1) To elect the following as directors:
N. Scott Fine	3,037,661	Not applicable	91,459	Not applicable	3,816,229
Sharon Hrynkow	3,062,458	Not applicable	66,662	Not applicable	3,816,229
Howard Morgan	3,061,306	Not applicable	67,814	Not applicable	3,816,229
Sangita Shah	3,062,757	Not applicable	66,363	Not applicable	3,816,229
Terence Wise	3,085,688	Not applicable	43,432	Not applicable	3,816,229
(2) To ratify the appointment of Forward’s independent registered public accounting firm for fiscal 2017	6,197,249	648,036	Not applicable	100,064	Not applicable
(3) To approve named executive officer compensation	2,973,306	133,673	Not applicable	22,141	3,816,229

                At the meeting there were 8,780,830 shares entitled to vote and 6,945,349 shares (79.09%) were represented in person or by proxy.  Immediately following the annual meeting, our Board of Directors was comprised of all of the nominees listed above.  All of the proposals were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD INDUSTRIES, INC.

Date: February 15, 2017	By:	/s/ Michael Matte
Name: Michael Matte
Title: Chief Financial Officer